UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ] Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Under Rule 14a-12

PCS EDVENTURES!.COM, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computer on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[  ] Fee paid previously with preliminary materials:

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date File:

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).

Yes  [X]  No [  ]

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PCS EDVENTURES!.COM, INC.

345 Bobwhite Court, Suite 200

Boise, Idaho 83706

(208) 343-3110

NOTICE OF SPECIAL MEETING TO SHAREHOLDERS

To the Shareholders of PCS Edventures!.com, Inc.:

A special meeting of Shareholders (the “Special Meeting”) of PCS Edventures!.com, Inc. (the “Company”) will be held at the Company’s offices located at 345 Bobwhite Court, Suite 200, Boise, Idaho 83706, on Wednesday March 14, 2012, at 10:00 a.m. MST. At this Special Meeting, we will be voting on the following Proposals:

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Proposal 1:  To increase our authorized no par value common stock from 60,000,000 shares to 90,000,000 shares;

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Proposal 2:  To increase the shares of common stock available for grants, incentive or other purposes under our 2009 Equity Incentive Plan from 4,000,000 shares to 8,000,000 shares.

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Proposal 3:  To transact such other business as may properly come before the Special Meeting (and any adjournment thereof), all in accordance with the accompanying Proxy Statement.

Shareholders of record at the close of business on Tuesday, January 31, 2012, are entitled to notice of and vote at the Special Meeting.

All shareholders are cordially invited to attend the Special Meeting in person.  However, whether you expect to attend the Special Meeting in person, you are urged to participate by completing, dating and signing the accompanying Proxy card and returning it as soon as possible in the enclosed self-addressed, stamped envelope provided for your convenience.  You may also vote over the Internet or by telephone or fax using the information listed on the Proxy card or voting instruction form.  If you send your Proxy card and then decide to attend the Special Meeting to vote your shares in person, you may still do so.  Your Proxy is revocable in accordance with the procedures set forth in the accompanying Proxy Statement.

To view an electronic copy of the Proxy Statement, you can visit our website, www.edventures.com, under the About tab, then click on Investor Relations. Or you can type in the following link:

http://edventures.com/imssc/nsimssc/index.php?&mid=561

By the Order of the Board of Directors,

/s/Donald J. Farley

Donald J. Farley,

Secretary

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PCS EDVENTURES!.COM, INC

345 Bobwhite Court, Suite 200

Boise, Idaho 83706

(208) 343-3110

PROXY STATEMENT

Special Meeting and Proxy Solicitation Information

This Proxy Statement is furnished by our Board of Directors for the solicitation of proxies from the holders of our common stock in connection with the Special Meeting of shareholders.

TIME:

  10:00 a.m., Mountain Standard Time, on Wednesday, March 14, 2012

PLACE: To be held at our offices located at 345 Bobwhite Court, Suite 200, Boise, Idaho 83706

It is expected that the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying Proxy card will be mailed to shareholders starting on or about February 28, 2012.

Voting Procedures

The presence in person or by Proxy of a majority of the voting power at the Special Meeting is required to constitute a quorum for the transaction of business at the Special Meeting. Abstentions and broker non-votes will be considered represented at the Special Meeting for the purpose of determining a quorum. The shares represented by each Proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the Proxy will be voted in favor of all matters to be voted on as set forth in the Proxy and, at the discretion of the persons named in the Proxy, on any other business that may properly come before the Special Meeting. Each shareholder will be entitled to one vote for each share of common stock held. Shares that are authorized but not yet issued will not be entitled to vote at the Special Meeting. The expense of printing and mailing Proxy materials, including expenses involved in forwarding Proxy materials to beneficial owners of common stock held in the name of another person, will be paid by us. With the exception that members of management may solicit proxies by telephone to vote in favor of Proposals 1 and 2, no solicitation other than by mail is currently planned. No solicitations by telephone will be made until a reasonable time after the mailing of the Proxy Statement.

Shareholders can ensure that their shares are voted at the Special Meeting, even if they plan to attend the meeting, by casting their vote by one of the following means;

Shares Held of Record

Stockholders with shares registered in their names at Interwest Transfer Company, Inc, our transfer agent and registrar, may authorize a Proxy by returning the Proxy card in the self-addressed envelope provided by March 13, 2012. Shareholders may also submit their completed Proxy card by FAX to (801) 277-3147. Please note that the Proxy card must be signed and both the front and back page of the Proxy card must be faxed in order for your vote to be valid.

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Shares Held in a Bank or Brokerage Account

A number of banks and brokerage firms participate in a program that also permits shareholders to direct their vote by Internet or telephone. If your shares are held in an account at such a bank or brokerage, you may direct the voting of those shares by Internet or telephone by following the instructions on their enclosed voting form. Votes directed by Internet or telephone through one of these programs must be received by 11:59 p.m. Eastern time on March 13, 2012.

The submission of a signed Proxy will not affect a shareholder’s right to attend the Special Meeting and vote in person. Shareholders who execute proxies retain the right to revoke them at any time before they are voted by filing with the Secretary of the Company a written revocation of a Proxy bearing a later date at the corporate address. The presence at the Special Meeting of a shareholder who has signed a Proxy does not, by itself, revoke that Proxy unless the shareholder attending the Special Meeting files a written notice of revocation of the Proxy with the Secretary of the Company at any time prior to the voting of the Proxy at the Special Meeting.

Proxies will be voted as specified by the shareholders. Where specific choices are not indicated, proxies will be voted FOR the election or adoption of each item so presented.

The Board of Directors knows of no other matters to be presented for shareholder action at the Special Meeting. If any other matters properly come before the Special Meeting, the persons named as proxies will vote on such matters in their discretion.  Under Section 30-1-702(4) of the Idaho Business Corporation Act, only matters described in the Notice of Special Meeting of Shareholders may be considered at a Special Meeting.

Only shareholders of record at the close of business on Tuesday, January 31, 2012 (this date is referred to as the “Record Date”), are entitled to receive notice of and to vote the shares of common stock registered in their name at the Special Meeting. As of the Record Date, we had approximately 44,484,821 shares of our common stock outstanding.  Each share of common stock entitles the holder to cast one vote on each matter to be voted upon at the Special Meeting.

The Idaho Business Corporation Act requires the presence of a quorum to conduct business at the Special Meeting. A quorum is defined as the presence, either in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting. The shares represented at the Special Meeting by Proxies that are marked “withhold authority” will be counted as shares present for the purpose of determining whether a quorum is present. Broker non-votes (i.e., Proxies from brokers or nominees indicating that such persons have not received instructions from beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will also be counted as shares present for purposes of determining a quorum.

A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, constitute a quorum at the Special Meeting of shareholders.

Vote Required for Approval

Proposal 1:

Pursuant to Section 30-1-1003 of the Idaho Business Corporation Act, an amendment to the Articles of Incorporation of an Idaho corporation must first be adopted by the Board of Directors, and then submitted to and approved by shareholders owning a majority of the outstanding voting securities of the class voting on the amendment.  Our Board of Directors has approved the amendment; we have only one class of our authorized stock outstanding, that being common voting stock; and a vote of a majority of those outstanding shares or not less than 22,242,411 shares are required to adopt, ratify and approve Proposal 1.

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Proposal 2:

The 2009 Equity Incentive Plan provides for shareholder approval of any material change, and our Board of Directors has determined that the increase of an additional 4,000,000 shares for grants or awards is material.  Since no particular vote is required for shareholder approval under the 2009 Equity Incentive Plan, a vote of a majority of a quorum of our shareholders or 11,121,206 shares, would be sufficient to adopt, ratify and approve Proposal 2.

Effective Dates

The amendment to the Articles of Incorporation contemplated by Proposal 1, if approved by the shareholders in accordance with Idaho law, will be effective upon filing of Amended Articles of Incorporation with the Secretary of State of Idaho, which is expected to be on March 14, 2012, following the Special Meeting.

Following the amendment to our Articles of Incorporation, if approved, and if Proposal 2 is also approved, the additional shares would be added to our 2009 Equity Incentive Plan.

Dissenters’ Rights

There are no dissenters’ rights applicable with respect to the Proposals.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the adoption of the Proposal that is not shared by all other shareholders; however, directors and executive officers are entitled to participate in our 2009 Equity Incentive Plan.

Security Ownership of Management and Certain Beneficial Owners

The following table outlines information provided to the Company as of the date of this Proxy Statement regarding beneficial ownership of our common stock by our directors, executive management and any 5% beneficial owners:

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DIRECTORS AND EXECUTIVE OFFICERS

	Amount and Nature of Beneficial Ownership (1)
Name and Address of Beneficial Owner	Shares Owned (3)	Shares Issuable Upon Exercise of Options	Shares Issuable Upon Receipt of Restricted Stock Units	Total	Percentage Owned (2)
Dehryl A. Dennis Director 345 Bobwhite Court, Suite 200 Boise, ID 83706	135,788	20,971	-	156,759	Less than 1%
Donald J. Farley Secretary 345 Bobwhite Court, Suite 200 Boise, ID 83706	818,117	330,313	-	1,148,430	2.6%
Leann Gilberg Chief Financial Officer 345 Bobwhite Court, Suite 200 Boise, ID 83706	116,162	-	-	116,162	Less than 1%
Robert O. Grover Chief Executive Officer 345 Bobwhite Court, Suite 200 Boise, ID 83706	612,583	300,000	200,000	1,112,583	2.5%
Michael K. McMurray Director 345 Bobwhite Court, Suite 200 Boise, ID 83706	356,006	74,466	-	430,472	Less than 1%
All officers and directors as a group (five persons)	2,038,656	725,750	200,000	2,964,406	6.7%

(1)     Unless otherwise noted above, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner’s percentage of ownership is determined by assuming that any warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised.  There are currently no beneficial owners, as defined by the Securities Exchange Commission as owners with greater than 10% ownership.

(2)    Based upon 44,484,821 shares issued and outstanding as of January 31, 2012.

(3)    This is the amount exercisable by the directors and executive officers as of January 31, 2012.

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Proposal 1

Reasons for Amendment to the Articles of Incorporation to Increase Authorized Common Shares

The Company is currently authorized to issue 60,000,000 shares of common stock having no par value.  The Company’s Board of Directors has unanimously adopted a resolution to amend the Articles of Incorporation to increase the number of authorized shares of common stock to 90,000,000 shares.  There will be no change in any of the rights associated with the common stock.

The Board of Directors believes that the proposed increase in the number of authorized shares of common stock is in the best interest of the Company in that it will provide the Company with available shares that could be issued for various corporate purposes, including acquisitions, stock dividends, options, convertible debt and equity financings, as the Board of Directors determines in its discretion.  Presently, of our 60,000,000 authorized common shares, 44,484,821 are outstanding and 5,058,360 are reserved for issuance under outstanding warrants, options and awards made under our Incentive Compensation Plans.  4,000,000 of this increase in authorized shares will be reserved for issuance under our 2009 Equity Incentive Plan.

The increase in the Company’s authorized shares of common stock may have the effect of preventing or delaying the acquisition by third parties of a controlling interest in the Company.  Our ability to issue a much increased number of voting securities may lead to an increase in the number of votes required in order to approve a change in control of the Company and may make it substantially more difficult for third parties to gain control of the Company through a tender offer, proxy contest, merger or other transaction. The ability to prevent a change in control may deprive our shareholders of any benefits that may result from such a change in control, including the potential realization of a premium over the market price for our common stock that such a transaction may cause. Furthermore, the issuance of a large block of additional shares to parties who may be deemed “friendly” to our Board of Directors may make it more difficult to remove incumbent directors from office, even if such removal would benefit our common shareholders.  Despite these potential anti-takeover effects, however, the Board of Directors believes that the financial flexibility afforded by an increase in our authorized common shares outweighs any potential disadvantages.  The Board of Directors has adopted the resolution with a view to such flexibility, and not with a view to its potential anti-takeover effects.  However, we have no present intention to use the increased number of authorized common shares for any anti-takeover purpose.

The Company’s issuance of any additional shares of common stock may dilute both the equity interests and the earnings per share of our existing common shareholders.  Such dilution may be substantial, depending on the number of shares issued.  Without the additional shares, management and the Board of Directors are severely constrained in their ability to raise cash through capital financing.  The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock.

The Board of Directors recommends voting “FOR” approval of the Amendment Proposal.

Proposal 2

Increase in shares to the PCS 2009 Equity Incentive Plan

On July 13, 2009, our Board of Directors (“Board”) approved the 2009 Equity Incentive Plan (the “Plan”), and our shareholders approved it on August 27, 2009 following the mailing of our Definitive Proxy Statement that was filed with the Securities and Exchange Commission on August 11, 2009.  Four Million (4,000,000) shares of common stock were reserved for use in the Plan.  As of July 13, 2009, there were approximately 29 employees, two (2) officers, five (5) directors and three (3) consultants of the Company and all subsidiaries of the Company that were eligible to participate in the Plan.  As of January 31, 2012, there were approximately 22 employees, two (2) officers, three (3) outside directors and three (3) consultants of the Company and all subsidiaries of the Company

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who were eligible to participate in the Plan.   On July 10, 2009, the closing price of the Company’s common stock was $0.75.  On January 31, 2012, the closing price of the Company’s common stock was $0.06.  The Plan replaced our 2004 Non-Qualified Stock Option Plan, as amended, under which 10,000,000 shares of our common stock had been reserved for issuance. Once the Plan was approved, the 10,000,000 shares of common stock were returned to the Company as authorized but unissued common stock, less 324,733 shares that were underlying outstanding grants or options as of July 12, 2009.  Presently,3,737,094 shares have been issued or underlie outstanding grants or awards under the 2009 Equity Incentive Plan, leaving only 262,906 shares for future grants or awards.  The increase in the number of is needed to accomplish the intentions of the Plan outlined under the heading “Purpose” below.  The decrease in our common stock public trading price since the adoption of the Plan has required the Board of Directors to utilize more of the present number of shares authorized for issuance under the Plan than had been anticipated.

The Board has resolved, subject to an increase in our authorized shares by the approval of Proposal 1, to increase the number of shares authorized for issuance under the Plan by adding an additional 4,000,000 shares, bringing the total shares reserved for issuance under the Plan to 8,000,000.  This increase in the number of shares authorized for issuance under the Plan is the only part of the Plan that is being submitted to a vote of shareholders under this Proxy Statement as the Plan was adopted, ratified and approved by our shareholders at a special meeting held on August 27, 2009.  However, a summary of the Plan, which includes the reasons of our Board for the adoption and utilization of the Plan, is set forth below.  This summary is qualified in its entirety by the full text of the Plan, which was attached to our Definitive Proxy Statement filed with the Securities and Exchange Commission on August 11, 2009.  Any capitalized terms not otherwise defined in this summary shall have the meaning ascribed to such term in the Plan.

Purpose.

The purpose of the Plan is to (i) align the interests of employees, officers, directors, and consultants of the Company or any subsidiary of the Company with the interests of the Company’s stockholders; (ii) provide employees, officers, directors and consultants with an incentive for outstanding performance; and (iii) enhance the Company’s ability to motivate, attract, and retain the services of employees, officers, directors, and consultants upon whose judgment, interest, and effort the successful conduct of the Company’s business is dependent.

Participants.

Participants in the Plan are the employees, officers, directors and consultants of the Company and any subsidiary of the Company.

Permissible Awards.

The Plan authorizes the grant of award in any of the following forms:

Stock options to purchase shares of common stock, which may be nonstatutory stock options or incentive stock options under the U.S. Internal Revenue Code, as amended (the “Code”).  The exercise price of an option granted under the Plan may not be less than the fair market value of the Company’s common stock on the date of grant.  The vesting and exercise of the stock option may be conditioned upon such events, or compliance with such criteria, or both, as the Board may determine.  The Board may waive any vesting or exercise provision at any time in whole or in part based upon factors as the Board may determine in its sole discretion.  Stock options granted under the Plan will have a term of no more than ten years.  Incentive stock options may be granted only to eligible employees of the Company or any subsidiary of the Company but nonstatutory stock options may be granted to all participants.  The maximum fair market value of common stock, as determined on the grant date, that may be granted under the Plan for incentive stock options to any one person during any one calendar year is $100,000.

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Stock appreciation rights, which give the holder the right to receive the excess, if any, of the fair market value of one or more shares of common stock on the date of exercise, over the base price of the stock appreciation right.  The vesting and exercise of the stock appreciation rights may be conditioned upon such events, or compliance with such criteria, or both, as the Board may determine.  Stock appreciation rights shall not entitle the holder to voting rights or any other rights of a shareholder.

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Phantom stock, which give the holder the right to receive payment of the entire fair market value of one or more shares of common stock at a future date.  The vesting and exercise of the phantom stock may be conditioned upon such events, or compliance with such criteria, or both, as the Board may determine.  Phantom stock shall not entitle the holder to voting rights or any other rights of a shareholder.

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Performance shares are units valued by reference to a designated number of shares of common stock.  The value of the units are paid upon the attainment of stated vesting or performance goals set by the Board.

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Restricted stock, which is subject to restrictions on transferability and subject to forfeiture based on the failure to attain stated vesting or performance goals set by the Board.

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Restricted stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property) in the future, which is subject to restrictions on transferability and subject to forfeiture based on the failure to attain stated vesting or performance goals set by the Board.

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Deferred stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property) in the future, on such terms and conditions as the Board may determine.

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Dividend equivalents, which entitle the participant to payments calculated by reference to the amount of dividends paid on the shares of stock underlying an award during a specified period of time on such terms and conditions as the Board may determine.

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Stock purchase incentives, which entitle the participant to purchase from the Company shares of the Company’s common stock, generally at a discount.  The incentive price per share shall not be less than 85% of the fair market value of the common stock on the date of grant or the date of exercise, which ever is lower.  Stock purchase incentives granted are intended to comply with provisions of the Code applicable to employee stock purchase plans.  No employee shall be granted a share purchase incentive if such employee after the grant owns five percent or more of the total voting power or value of all classes of Company stock or permits the employee’s rights to purchase common stock at a rate which exceeds $25,000 for the calendar year.

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Other stock-based awards in the discretion of the Board, including unrestricted stock grants.

All awards will be evidenced by a written award agreement between the Company and the participant, which will include such provisions as may be specified by the Board.  Awards granted under the Plan may, in the discretion of the Board, be granted either alone, in addition to, or in tandem with, any other award granted under the Plan.

Deductibility under Section 162(m).

The Plan is designed to comply with Code Section 162(m) so that grants of market priced options and stock appreciation rights under the Plan, and other awards that are conditioned on performance goals as described below, will be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and will be fully deductible.  While the Board believes it is important to preserve the deductibility of compensation under Code

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Section 162(m) generally, the Board reserves the right to grant or approve awards or compensation that is non-deductible.

Performance Goals.

The Board may designate any award as a qualified performance-based award in order to make the award fully deductible without regard to the limitation on deductibility imposed by Code Section 162(m).  If an award is so designated, the Board shall establish objectively determinable performance goals for the award.  Performance goals for such awards shall be based on one or more of the following business criteria:

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Earnings, including per share (whether growth or target), operating or other methods of measuring earnings;

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Return on investment, including return on equity, on assets, on investment, on capital; and other methods of measuring the return on the investment;

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Income, including gross, net; operating, etc.;

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Revenue, including operating and non-operating revenue;

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Operations, including net and gross margin, compliance and other methods to measure operations;

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Customer, customer service and customer statistics;

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Employee recruitment, compensation, retention, training, development and leadership;

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Shareholder relations;

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Company culture;

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Creativity, including improving Company products and processes, solving customer issues, imagination, and artistic and intellectual inventiveness;

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Community involvement;

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Strategy, including developing, updating and implementing strategic plans;

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Growth, geographical growth, market share growth, facility growth and acquisitions; and

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Goals consistent with the participant’s specific employee and officer duties and responsibilities, designed to further the financial, operational and other business interests of the Company.

A performance goal award shall be earned, vested and payable (as applicable) only upon the achievement of (i) performance goals established by the Board and derived from one or more of the business criteria set forth above; and (ii) any other conditions that the Board may determine with respect to the business criteria set forth above.  The Board may provide, in its sole and absolute discretion, in connection with the grant of or amendment of a performance award, that achievement of the performance goals will be waived upon death, disability, change in control, or acceleration of vesting for any other reason as set forth in the Plan.

The Board may determine that any evaluation of performance will include, exclude or otherwise equitably adjust for unusual and non-recurring financial events such as asset write-downs or impairment charges; litigation or

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claim judgments or settlements; the effect of changes in tax laws or accounting principles affecting reported results; accruals for reorganization and restructuring programs; extraordinary nonrecurring items meriting special accounting treatment, as determined under generally accepted accounting principles or as set forth in financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; acquisitions or divestitures; and foreign exchange gains and losses.  However, in order to meet the requirements of Section 162(m), in the event the Board determines to include or exclude such unusual and nonrecurring events when measuring actual results, it must do so in a prescribed form and within the time as may be required or permitted under applicable tax regulations.  Any payment of an award granted with performance goals will be conditioned on the written certification of the Board in each case that the performance goals and any other material conditions were satisfied.

Limitations on Transfer; Beneficiaries.

No right or interest of a participant in any unexercised or restricted award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a subsidiary of the Company, or shall be subject to any lien, obligation, or liability of such participant to any other party other than the Company or a subsidiary of the Company.  No unexercised or restricted award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order.  The Board may permit other transfers where the Board concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards.  A participant may, in the manner determined by the Board, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events.

Unless otherwise provided in an award grant or other governing document, if a participant’s service terminates by reason of death or disability, all of such participant’s outstanding options, stock appreciation rights and other awards in the nature of rights that may be exercised will become fully vested and exercisable, all time-based vesting restrictions on outstanding awards will lapse, all outstanding performance-based awards will be fully earned based upon an assumed achievement of all relevant performance goals at “target” levels and there will be a pro-rata payout of such performance awards based upon the length of time within the performance period that has elapsed prior to the termination of service.

Unless otherwise provided in an award grant or other governing document, upon the occurrence of a Change in Control of the Company, all outstanding options, stock appreciation rights and other awards in the nature of rights that may be exercised will become fully exercisable, all time-based vesting restrictions on outstanding awards will lapse, all outstanding performance-based awards will be fully earned based upon an assumed achievement of all relevant performance goals at “target” levels and there will be a pro-rata payout of such performance awards based upon the length of time within the performance period that has elapsed prior to the change in control.

In addition, the Board may in its discretion accelerate awards for any other reason; however, the Board shall not exercise such discretion with respect to restricted stock or restricted stock units that in the aggregate exceed 5% of the shares available for issuance under the Plan (excluding from this calculation restricted shares or restricted stock units granted to non-employee directors or accelerations of vesting upon a change in control or other corporate transaction or restructuring, or a participant’s termination of employment or separation from service resulting from death or disability or for the convenience or in the best interests of the Company).  The Board may discriminate among participants or among awards in exercising such discretion.

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Shares Available for Awards.

Subject to adjustment as provided in the Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the Plan is 4,000,000.  Each share issued and outstanding pursuant to an award shall be subtracted from the total number of shares reserved under the Plan, and awards satisfied in cash or property shall not result in decreasing the total number of shares reserved under the Plan. Except for the reservation of a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any grant or award under the Plan.

Exercise Consideration.

The Board may determine the consideration, including method of payment, to be paid upon exercise of an award.  The form of consideration may include, in whole or in part, cash, check, promissory note, shares, a cashless exercise, reduction in any liability owed to the Company and such other forms and methods for payment of shares to the extent permitted by the Company and applicable law.

Adjustments.

In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, reverse stock-split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the share authorization limits under the Plan will automatically be adjusted proportionately, the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award, and the Board may adjust outstanding awards to preserve the benefits or potential benefits of the awards.

Administration.

The Plan will be administered by the Board.  The Board may appoint a committee and empower the committee to act on behalf of the Board, including, without limitation, the authority up to and including to act in full substitution for the Board.  The Board will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; the payment of an award, including cash, stock, property or other awards; establish, adopt or revise any rules and regulations as it may deem advisable to administer the Plan; and make all other decisions and determinations that may be required under the Plan.

The Board may not make discretionary grants to non-employee directors.  Awards granted to the Company’s non-employee directors will be made only in accordance with the parameters of the Company’s director compensation plan, or any successor program for the compensation of non-employee directors as in effect from time to time.

Adoption, Duration, Termination and Amendment.

The Plan was approved by the Board in July, 2009, and the Company’s shareholders must approve the Plan within twelve (12) months after Board approval.  The Plan has a term of ten years, unless earlier terminated by the Board.  The Board may, at any time and from time to time, terminate or amend the Plan, but if an amendment to the Plan would in the reasonable opinion of the Board materially increase the number of shares of stock issuable under the Plan, expand the types of awards provided under the Plan, materially expand the class of participants eligible to participate in the Plan, materially extend the term of the Plan or otherwise constitute a material change requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval.  The Board may amend or terminate outstanding awards without approval of the

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participant, as long as the amendment or termination does not reduce or diminish the value of such award or adversely affect any award previously granted under the Plan.

Prohibition on Extension and Repricing.

The original term of a stock option may not be extended without the prior approval of the Company stockholders.  Except as indicated above under “Adjustments,” the exercise price of a stock option may not be reduced, directly or indirectly, without the prior approval of the Company stockholders.

Certain Federal Tax Effects.

The following discussion is limited to a summary of the U.S. federal income tax provisions relating to the grant, exercise and vesting of awards under the Plan and the subsequent sale of common stock acquired under the Plan.  The tax consequences of awards vary depending upon the participant.  Also, the tax consequences of the grant, exercise or vesting of awards vary depending upon the particular circumstances, and applicable law.  The income tax laws, regulations and interpretations thereof change frequently.  Participants are solely responsible for all federal, state and other income, transfer, estate and other taxes, interest, penalties and related charges arising from or related to the awards.  Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.  The Company does not offer or render any tax advice relating to the awards

Nonstatutory Stock Options There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option at fair market value under the Plan.  When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction.  In the event that the stock received is restricted stock, the optionee does not recognize ordinary income when the option is exercised, but recognizes ordinary income at the time the restrictions lapse.  Any gain that the optionee realizes when the optionee later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Option There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option.  If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction.  If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount.  While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights A participant receiving a stock appreciation right will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted.  When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time.

Phantom Stock A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time phantom stock is granted.  When the participant receives settlement of the award, the fair

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market value of the shares of stock (or cash payment) and any dividends and liquidation or redemption proceeds applicable to the phantom stock will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time.

Restricted Stock If a restricted stock award is subject to restrictions on transfer and substantial risk of forfeiture, then the participant will not recognize income and the Company will not be allowed a tax deduction at the time the restricted stock award is granted, unless the participant makes an election to accelerate recognition of the income to the date of grant as described below.  When the restrictions lapse, the participant will recognize ordinary income equal to the far market value of the common stock as of that date (less any amount the participant paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).  If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, the participant will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).  Any future appreciation in the stock will be taxable to the participant at capital gains rates.  However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted Stock Units A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted.  Upon issuance of shares of common stock in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount the participant paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Deferred Stock Units A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a deferred stock unit award is granted.  Upon issuance of shares of common stock in settlement of a deferred stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount the participant paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Shares A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time performance shares are granted.  When the participant receives settlement of the award, the fair market value of the shares of stock (or cash payment) will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Dividend Equivalents A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time the dividend equivalents are granted.  When the participant receives dividend payments, the payments will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time.

Stock Purchase Incentives There will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of a stock purchase incentive under the Plan.  If the optionee holds the stock purchase incentive shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the stock purchase incentive shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction.  If the optionee disposes of the stock purchase incentive shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the stock purchase

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incentive shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount.

Code Section 409A The Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A.  If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties.  Restricted stock awards, stock options and stock appreciation rights that comply with the terms of the Plan are designed to be exempt from the application of Code Section 409A.  Restricted stock units, deferred stock units and performance shares granted under the Plan would be subject to Section 409A unless they are designated to satisfy the short-term deferral exemption from such law.  If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

The Board of Directors recommends voting “FOR” approval of the increase in shares to the PCS 2009 Equity Incentive Plan.

Proposal 3

Other Matters

The Board of Directors is not aware of any business other than Proposals 1 and 2 that will be presented for consideration at the Special Meeting. If other matters properly come before the Special Meeting, it is the intention of the person named in the enclosed Proxy to vote thereon in accordance with his best judgment.  Idaho law limits us from acting upon any matters not described in the Notice of Special Meeting, so if additional matters are presented, they will have to specifically relate to clarification of matters related to Proposals 1 and 2 only.

March 14, 2012.

PCS Edventures!.com, Inc.

The Board of Directors

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PCS EDVENTURES!.COM, INC.

345 Bobwhite Court, Suite 200

Boise, Idaho 83706

(208) 343-3110

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 14, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Donald J. Farley, or in his absence Robert O. Grover, with full power of substitution, as proxy for the undersigned, to represent the undersigned and to vote all the shares of common stock of PCS Edventures!.com, Inc., an Idaho corporation (the “Company”), which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Special Meeting of Stockholders of the Company to be held on March 14, 2012, at 10:00 a.m., Mountain Standard Time, or at any adjournments or postponements thereof, by marking, signing and dating this form of proxy as promptly as possible and returning it accordance with the instructions provided in the Proxy or by your respective bank or broker.

You may vote in person at the Special Meeting, even if you vote via proxy in advance.

Should the undersigned be present and elect to vote at the Special Meeting or at any adjournments or postponements thereof, and after notification to Mr. Farley, or his representative, at the Special Meeting of the Shareholders decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with Mr. Farley, or his representative, or by duly executing a proxy bearing a later date.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE PROPOSALS SET FORTH BELOW

Proposal 1:  To increase our authorized no par value common stock from 60,000,000 shares to 90,000,000 shares; and

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2:  To increase the number of shares available for the 2009 Equity Incentive Plan from 4,000,000 to 8,000,000; and

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3:  Other matters that may come before the meeting.

FOR ☐	AGAINST ☐	ABSTAIN ☐

The shares represented by this proxy will be voted as directed by the shareholders, but if no instructions are specified, this proxy will be voted for the Proposals. If any other business is presented at the Special Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Special Meeting and accompanying Proxy Statement relating to the Special Meeting.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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